UNITED STATES SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

             INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]   Preliminary Information Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]   Definitive Information Statement

                                SHEERVISION, INC.
                (Name of Registrant as Specified in Its Charter)

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      paid  previously.  Identify the previous filing by registration  statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

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      4)   Date Filed:

                                SHEERVISION, INC.
                    4030 PALOS VERDES DRIVE NORTH, SUITE 104
                     ROLLING HILLS ESTATES, CALIFORNIA 90274

                                             March 13, 2007


To the Stockholders of SheerVision, Inc.:

         SheerVision, Inc., a Delaware corporation (the "COMPANY") on January 25, 2007 obtained the written consent of stockholders holding a majority of the voting power of the issued and outstanding shares of Common Stock and Series A Preferred Stock of the Company voting as one class (the "CONSENT") to the following matters:

         (1) the adoption by the Board of Directors of the Company's 2007 Stock Option Plan (the "2007 PLAN");

         (2) the adoption by the Board of Directors of the Company's Independent and Non-Employee Director Stock Option Plan (the "DIRECTORS PLAN");

         (3) the election of five directors to serve until the next Annual Meeting of Stockholders and the due election and qualification of their respective successors (the "ELECTION OF DIRECTORS"); and

         (4) the ratification of the appointment of Miller, Ellin & Co., LLP as the Company's independent auditor with respect to the Company's financial statements as of August 31, 2007 and the year then ended (the "RATIFICATION OF AUDITORS").

         The accompanying Information Statement is being provided to you for your information to comply with requirements of the Securities Exchange Act of 1934 and constitutes the notice of corporate action without a meeting by less than unanimous consent of the Company's stockholders required by Section 228(e) of the Delaware General Corporation Law. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part in connection with the approval of the adoption of the 2007 Plan, the approvals of the adoption of the Directors Plan, the Election of Directors, or the Ratification of Auditors since no meeting of the Company's stockholders will be held or proxies or consents solicited from the Company's stockholders in connection with these matters because the requisite approval, election and ratification have been secured by means of the written consent of the holders of a majority of the issued and outstanding Common Stock and Series A Preferred Stock, voting as one class of capital stock of the Company.

         Under the rules of the Securities and Exchange Commission, the approvals, the election and the ratification cannot become effective until at least 20 days after the accompanying Information Statement has been distributed to the stockholders of the Company.

                                        By order of the Board of Directors,

                                        /s/ SUZANNE LEWSADDER
                                        -----------------------------------
                                        Suzanne Lewsadder
                                        Chief Executive Officer

                                SHEERVISION, INC.
                    4030 PALOS VERDES DRIVE NORTH, SUITE 104
                     ROLLING HILLS ESTATES, CALIFORNIA 90274

                           --------------------------

                              INFORMATION STATEMENT

         This is to inform you that a majority of the voting power of the outstanding shares of Common Stock and Series A Preferred Stock of SheerVision, Inc., a Delaware corporation (the "COMPANY"), voting as one class have consented in writing pursuant to Section 228(e) of the Delaware General Corporation Law ("DGCL") to the following:

         (1) the adoption of the Company's 2007 Stock Option Plan (the "2007 PLAN");

         (2) the adoption of the Company's Independent and Non-Employee Director Stock Option Plan (the "DIRECTORS PLAN");

         (3) the election of five directors to serve until the next Annual Meeting of Stockholders and the due election and qualification of their respective successors (the "ELECTION OF DIRECTORS"); and

         (4) ratify the appointment of Miller, Ellin & Co., LLP as the Company's independent auditor as to the financial statements of the Company as of August 31, 2007 and the year then ended (the "RATIFICATION OF AUDITORS").

         This Information Statement is being mailed on or about March 15, 2007 to holders of record of the Company's Common Stock and Preferred Stock as of January 25, 2007.

         The adoption of the 2007 Plan and the Directors Plan, the Election of Directors, and the Ratification of Auditors will become effective on the date 20 days following the mailing of this Information Statement to the stockholders of the Company.

             WE ARE NOT ASKING YOU FOR A PROXY OR A CONSENT AND YOU
                ARE REQUESTED NOT TO SEND US A PROXY OR A CONSENT

            The date of this Information Statement is March 13, 2007.

DOCUMENTS RELATING TO THE COMPANY ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS INFORMATION STATEMENT IS DELIVERED, ON WRITTEN OR ORAL REQUEST, WITHOUT CHARGE, BY WRITING TO SHEERVISION, INC., 4030 PALOS VERDES DRIVE NORTH, SUITE 104, ROLLING HILLS ESTATES, CALIFORNIA 90274, OR BY CALLING THE COMPANY AT (310) 265-8918. COPIES OF DOCUMENTS SO REQUESTED WILL BE SENT BY FIRST CLASS MAIL, POSTAGE PAID, WITHIN TEN BUSINESS DAYS OF THE RECEIPT OF SUCH REQUEST.

                                     CONSENT

         The two holders of an aggregate of 9,525,137 shares of the Company's Common Stock (representing a majority of the voting power of the outstanding shares of Common Stock and Series A Preferred Stock (the "PREFERRED STOCK") entitled to vote as one class) executed and delivered to the Company their written consents on January 25, 2007 (the "CONSENT RECORD DATE") approving the adoptions by the Board of Directors of the 2007 Plan and the Directors Plan, electing the five Directors, and ratifying the appointment of the auditors. Voting as one class, each share of outstanding Common Stock was, and still is, entitled to one vote and each share of Preferred Stock is entitled to eleven votes on matters submitted for stockholder approval.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock and of Preferred Stock as of the Consent Record Date by (i) each person who is known by the Company to own of record or beneficially more than 5% of the outstanding Common Stock and of the Preferred Stock, (ii) each of the Company's directors and executive officers and
(iii) all directors and executive officers of the Company as a group. Shares not outstanding but deemed beneficially owned by virtue of the right of any individual to acquire shares within 60 days are treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Each person has sole voting and investment power with respect to the shares shown, except as noted.

                                                                                    SHARES OF PREFERRED
     NAME AND ADDRESS OF            SHARES OF COMMON STOCK                           STOCK BENEFICIALLY
      BENEFICIAL OWNER                BENEFICIALLY OWNED          PERCENTAGE               OWNED              PERCENTAGE
--------------------------------------------------------------------------------------------------------------------------
Suzanne Lewsadder(1)(2)(3)                  9,525,137              77.6%(4)                  --                   --

Jeffrey Lewsadder(1)(2)(3)                  9,525,137              77.6%(4)                  --                   --

Sharon Biddle(1)                             31,041                    *%                    --                   --

David Frankel(1)                             31,041                    *%                    --                   --

Shemiran Hart(1)                                0                      0%                    --                   --

All Current Executive Officers and
Directors as a group (5 persons)            9,587,219              78.08%(5)                 --                   --

-------------------------

*        Less than one percent

(1)      A Director.

(2)      A Officer.

(3) Represents the shares of common stock beneficially owned by Suzanne Lewsadder, wife, and Jeffrey Lewsadder, husband.

(4)      % of the combined voting power of the Common Stock and Preferred Stock.

(5)      % of the combined voting power of the Common Stock and Preferred Stock.

         Except as otherwise set forth, information on the stock ownership of each person was provided to the Company by such individual.

                              ELECTION OF DIRECTORS

         On January 25, 2007 the holders of record of a majority of our issued and outstanding shares of our Common Stock and Preferred Stock, voting as one class, approved the election of five new directors: Suzanne Lewsadder, Jeffrey Lewsadder, Shemiran Hart, Sharon Biddle, and David Frankel.

The following chart sets forth information about the Company's directors:

NAME                     AGE     POSITION
----                     ---     --------
Suzanne Lewsadder        60      Chief Executive Officer, Director and Treasurer
Jeffrey Lewsadder        50      President, Director and Secretary

Shemiran Hart            48      Director
Sharon Biddle            54      Director
David Frankel            58      Director

         Suzanne Lewsadder has served as our Chief Executive Officer, Treasurer and a director since November 30, 2005. Ms. Lewsadder has also served as SheerVision, Inc., a California corporation and a wholly-owned subsidiary of the Company ("SHEERVISION-CA"), Chief Executive Officer since co-founding that company in 1999. She has over twenty-five years experience starting and building enterprises, with a focus on operational management and strategic business development. As our Chief Executive Officer, Ms. Lewsadder runs day-to-day operations, oversees strategic alliances and develops marketing strategies. She holds a B.A. degree in Organization Communications, cum laude, from California State University. Suzanne Lewsadder is the wife of Jeffery Lewsadder.

         Jeffrey Lewsadder has served as our President, Secretary and a director since November 30, 2005. Mr. Lewsadder has also served as SheerVision-CA's President since co-founding that company in 1999. Mr. Lewsadder is a veteran sales and marketing executive, principally in the medical device industry. As our President, Mr. Lewsadder is responsible for the overall sales and marketing activities, including trade shows, as well as product development. He has been instrumental with the design and development of our product line. Jeffrey Lewsadder is the husband of Suzanne Lewsadder.

         Shemiran Hart has served as a director since March 16, 2006. She has more than fifteen years experience in public company financial management. Ms. Hart has been Senior Director of Operations at Veeco Instruments, Inc., since August 2006 and served as Division Controller from 2005 through July 2006. Previously from 1999 to 2005, Ms. Hart was Division Controller of Teradyne, Inc., an S&P 500 corporation. Ms. Hart holds a B.S. in Business Administration, Magna Cum Laude, from the University of Southern California.

         Sharon Biddle has served as a director since March 16, 2006. She has more than twenty-five years experience in corporate marketing and public relations. She has been President and Publisher of The Real Estate Book for San Luis Obispo County, California since June 2000. Previously, Ms. Biddle served as the Vice President of Marketing for Jazzercise, Inc. She holds a B.S. in Journalism and Marketing from Long Beach State University.

         David Frankel has served as a director since March 16, 2006. Mr. Frankel has been a financial and tax consultant to SheerVision-CA since its inception in 1999 and briefly served as its interim CFO during 2005. He is a CPA/ABV and has been since July 1, 2006 a principal in the accounting firm of David Frankel, an accountancy corporation. Prior thereto, he was a partner for 13 years in the accounting firm of Frankel and Kohn. Mr. Frankel has more than twenty-five years experience in financial consulting. He holds a B.S. in Business Administration and is ABV accredited.

         Ms. Hart, Ms. Biddle and Mr. Frankel are independent Directors. See "Adoption of the Non-Employee and Independent Directors Stock Option Plan" for definition of "independent director".

DIRECTORS AND OFFICERS

         Each director is elected until our next annual meeting of our stockholders and the due election and qualification of his or her successor. Officers are elected by, and serve at the discretion of, our Board of Directors (the "BOARD"). Our directors do not presently receive any compensation for their services as directors. The Board may also appoint additional directors up to the maximum number permitted under our by-laws, currently five and the due election and qualification of his or her successor to serve until the next annual meeting of stockholders.

MEETINGS AND COMMITTEES OF THE BOARD

         During the year ended August 31, 2006, the Board held no meetings but took actions on nine occasions by written consent. Consents on three occasions were obtained since March 16, 2006 when we acquired SheerVision-CA.

COMMITTEES OF THE BOARD OF DIRECTORS

         On April 21, 2006, we established an audit committee and a compensation committee.

         AUDIT COMMITTEE

         A charter has been adopted to govern the audit committee. It provides that the committee be responsible for the following:

         o reviewing the results of the audit engagement with the independent auditors;

         o identifying irregularities in the management of our business in consultation with our independent auditors, and suggesting an appropriate course of action;

         o reviewing the adequacy, scope, and results of the internal accounting controls and procedures;

         o        reviewing the degree of independence of the auditors,  as well
                  as  the  nature  and  scope  of  our  relationship   with  our
                  independent auditors;

         o        reviewing the auditors' fees; and

         o recommending the engagement of auditors to the full board of directors.


         The members of the audit committee are Sharon Biddle and Shemiran Hart, who is deemed an audit committee financial expert.

         COMPENSATION COMMITTEE

         The  compensation  committee  determines  the  salaries  and  incentive compensation of our officers and recommends the salaries and incentive compensation of its other employees and consultants. Its members are David Frankel and Sharon Biddle.

         The compensation of our executive officers is generally determined by the compensation committee, subject to applicable employment agreements. Our compensation programs are intended to enable the attraction, motivation, reward, and retention of the management talent required to achieve corporate objectives and thereby increase stockholder value. Our policy has been to provide incentives to our senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our business. To attain these objectives, the executive compensation program may include a competitive base salary, cash incentive bonuses, and stock-based compensation.

         The compensation committee annually establishes, subject to the approval of our Board and any applicable employment agreements, the salaries that will be paid to our executive officers during the coming year. In setting salaries, the compensation committee intends to take into account several factors, including the following:

         o        competitive compensation data;

         o the extent to which an individual may participate in the stock plans which may be maintained by us; and

         o qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

         NOMINATING COMMITTEE

         Each member of our board of directors participates in the consideration of director nominees. Stockholders may submit the names and five year backgrounds for the Board's' consideration in its selection of nominees for directors in writing to our Secretary at our address set forth in our Annual Report on Form 10-KSB for the year ended August 31, 2006. Currently, our share ownership is relatively concentrated in Suzanne Lewsadder and Jeffrey Lewsadder, our Chief Executive Officer and President, respectively; as such, it is improbable that any board nominee found to be unqualified or unacceptable by the majority stockholders could be selected as a member of the board of directors. Accordingly, there is no nominating committee and we do not rely on pre-approval policies and procedures for our nomination process. We intend to implement the necessary formation of a nominating committee and will establish proper policies and procedures upon such time as our share ownership becomes significantly diversified.

COMPENSATION OF DIRECTORS

         To date, none of our directors has received any compensation for his or her services as a director other than reimbursement of certain expenses.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Our officers have participated in deliberations of our Board and its compensation committee concerning executive officer compensation. There were no interlocking relationships between us and other entities that might affect the determination of the compensation of our directors and executive officers.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

         None of our directors, executive officers, promoters or control persons have been involved in any of the following events during the past five years:

         o any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

         o any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

         o being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

         o being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

         Security holders may send communications to the Board at the following address: SheerVision, Inc., 4030 Palos Verdes Drive North, Suite 104, Rolling Hills Estates, California 90274.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation earned during the years ended August 31, 2006, 2005 and 2004 by our former Chief Executive Officer, our current Chief Executive Officer and of each executive whose annual compensation in the fiscal year ended August 31, 2006, 2005 and 2004 exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

ANNUAL COMPENSATION                                                       LONG TERM COMPENSATION
------------------------------------------------------------------------  ----------------------------------------------------------

      (a)            (b)         (c)          (d)             (e)             (f)            (g)          (h)            (i)
   NAME AND        FISCAL      SALARY        BONUS       OTHER ANNUAL     RESTRICTED     SECURITIES       LTIP        ALL OTHER
   PRINCIPAL        YEAR         ($)          ($)        COMPENSATION        STOCK       UNDERLYING     PAYOUTS      COMPENSATION
   POSITION         ----         ---          ---             ($)           AWARDS         OPTIONS         ($)           ($)
   --------                                                   ---             ($)            (#)           ---           ---
                                                                              ---            ---
Howard Scala (1)    2006          0          None            None             None          None          None          None
                    2005          0          None            None             None          None          None          None
                    2004          0          None            None             None          None          None          None

Laurie              2006          0          None            None             None          None          None          None
Scala (1)           2005          0          None            None             None          None          None          None
                    2004          0          None            None             None          None          None          None

Suzanne             2006      $112,500       None            None             None          None          None          None
Lewsadder,          2005          0          None            None             None          None          None          None
Chief Executive
Officer and
Treasurer

Jeffrey             2006      $112,500       None            None             None          None          None          None
Lewsadder,          2005          0          None            None             None          None          None          None
President and
Secretary

Suzanne Puente,     2006     $75,000(2)      None            None             None          None          None          None
Chief Financial
Officer

(1) Former co-Chief Executive Officer who resigned as officer as of November 30, 2005.

(2) Represents a salary of $100,000 per annum since the commencement of her employment during the quarter ended May 31, 2006.

         We have not granted any options and/or freestanding stock appreciation rights to any executive officer during either of the years ended August 31, 2006 or 2005.

COMPENSATION OF DIRECTORS

         During the fiscal year ended August 31, 2006 and through November 30, 2006, directors received no compensation for their services as directors. Pursuant to our Bylaws, directors may receive such compensation for their services and such reimbursement of expenses for attending meetings as our board of directors may determine from time to time.

EMPLOYMENT AGREEMENTS

         Currently, we do not maintain employment agreements with our executive officers. We intend to enter into an employment agreement with each executive officer prior to April 31, 2007. We anticipate that these agreements will contain provisions which will be comparable to those of similarly situated companies in our industry with respect to confidentiality, non-competition and assignment of intellectual property.

                     ADOPTION OF THE 2007 STOCK OPTION PLAN

         On January 25, 2007, the Board of Directors adopted, and on January 25, 2007 holders of a majority of the voting power of the outstanding shares of Common Stock and Preferred Stock approved, the Company's 2007 Stock Option Plan (the "PLAN"). The Plan authorizes the grant of options and stock purchase rights ("RIGHTS") with respect to up to an aggregate of 3,000,000 shares of Common Stock to employees and directors of the Company or its subsidiaries and individuals, including consultants, performing services to the Company or a subsidiary.

         To the extent any of the options or rights granted or to be granted under the Plan expire or terminate without being exercised they may be subject to future grants under the Plan.

         The Company believes that the Plan will be important in attracting and retaining individuals with good ability to service the Company, motivating their efforts and serving the business interests of the Company, while reducing the cash payments which the Company would otherwise be required to make to accomplish such purposes.

         The last reported high bid and low asked prices of the Common Stock (symbol SVSO-:OB on the over-the-counter market Bulletin Board on March 6, 2007) was $0.40. The proceeds received by the Company upon the exercise of the stock options or rights granted under the Plan will be used for general corporate purposes.

SUMMARY OF THE PLAN

         The full text of the Plan is set forth in EXHIBIT A to this Information Statement. The following summary of the provisions of the Plan is qualified in its entirety by reference to the text of the Plan.

         The Plan permits the Company to grant both incentive stock options ("INCENTIVE STOCK OPTIONS" or "ISOS") within the meaning of Section 422 of the Code, and other options which do not qualify as Incentive Stock Options (the "NON-QUALIFIED OPTIONS"), as well as share purchase rights.

         Unless earlier terminated by the Board of Directors, the Plan (but not outstanding options) terminates on January 25, 2017, after which no further awards may be granted under the Plan. The Plan will be administered by the full Board of Directors or, at the Board's discretion, by a stock option committee of the Board consisting of at least two persons who are "DISINTERESTED PERSONS" defined under Rule 16b-2(c)(ii) under the Securities Exchange Act of 1934, as amended (the "COMMITTEE").

Members of the Committee have not been selected to date.

OPTIONS

         Recipients of options under the Plan ("OPTIONEES") are selected by the Board or the Committee. The Board or Committee determines the terms of each option granted including (1) the purchase price of shares subject to options,
(2) the dates on which options become exercisable and (3) the expiration date of each option (which may not exceed ten years from the date of grant). The minimum per share purchase price of options granted under the Plan for Incentive Stock Options is the fair market value (as defined in the Plan) or if the optionee is more than a 10% holder, 110% of the fair market value, of one share of the Common Stock on the date the option is granted.

         Option holders will have no voting, dividend or other rights as stockholders with respect to shares of Common Stock covered by options prior to becoming the holders of record of such shares. The purchase price upon the exercise of options may be paid as determined by the Administrator at the time of exercise in cash, by certified bank, cashier's check or promissory note, by tendering stock held by the Option holders, as well as by cashless exercise either through the surrender of other shares subject to the option or through a broker. The total number of shares of Common Stock available under the Plan and the number of shares and per share exercise price under outstanding options will be appropriately adjusted in the event of any stock dividend, reorganization, merger or recapitalization of the Company or similar corporate event.

         The Board of Directors may at any time terminate the Plan or from time to time make such modifications or amendments to the Plan as it may deem advisable and the Board or Committee may adjust, reduce, cancel and re-grant an unexercised option if the fair market value declines below the exercise price except as may be required by any national stock exchange or national market association on which the Common Stock is then listed. In no event may the Board, without the approval of stockholders, amend the Plan to increase the maximum number of shares of Common Stock for which options may be granted under the Plan or change the class of persons eligible to receive options under the Plan.

         Subject to limitations set forth in the Plan, the terms of option agreements will be determined by the Board or Committee but may not be longer than ten years, and need not be uniform.

FINANCIAL STATEMENT TREATMENT OF OPTIONS

         The Company intends to expense the fair equity-based awards, such as stock options and warrants, granted. in accordance with accounting principles generally accepted in the United States of America equal to the fair value of the vested portion of the options using the Black-Scholes options pricing method on each grant date. Modifications such as lowering the exercise prices or extending the expiration dates could also result in material additions to the Company's non-cash expenses.

         To the extent outstanding options are repriced, such repricing will result in charges to earnings of the Company equal to the difference between (i) the fair value of the vested portion of the options granted, utilizing the Black-Scholes options pricing model on each grant date and (ii) the charges to earnings previously made as a result of the initial grants of the options being repriced, which will have a dilutive effect on the earnings per share and, as a result, will likely have an adverse effect on the market price of the Common Stock of the Company.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief discussion of the Federal income tax consequences of transactions under the Plan. This discussion is not intended to be exhaustive and does not describe state or local tax consequences.

         INCENTIVE OPTIONS. No taxable income is realized by the Optionee upon the grant or exercise of an Incentive Option, except as noted below with respect to the alternative minimum tax provided no reduction in the exercise price has been made since the date of grant except as a result of anti-dilution event. If Common Stock is issued to an Optionee pursuant to the exercise of an Incentive Option, and if no disqualifying disposition of such shares is made by such Optionee within two years after the date of grant or within one year after the transfer of such shares to such Optionee, then (i) upon sale of such shares, any amount realized in excess of the option price will be taxed to such Optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the Optionee's employer for Federal income tax purposes.

         Except as noted below for corporate "INSIDERS", if the Common Stock acquired upon the exercise of an Incentive Option is disposed of prior to the expiration of either holding period described above, generally (i) the Optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares and (ii) the Optionee's employer will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) by the Optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

         Subject to certain exceptions for disability or death, if an Incentive Option is exercised more than three months following termination of employment, the exercise of the Option will generally be taxed as the exercise of a Non-qualified Option.

         For purposes of determining whether an Optionee is subject to any alternative minimum tax liability, an Optionee who exercises an Incentive Option generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the Optionee had exercised a Non-qualified Option. Each Optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "REGULAR" income tax liability. As a result, a taxpayer has to determine his potential liability under the alternative minimum tax.

         NON-QUALIFIED OPTIONS. Except as noted below for corporate "INSIDERS", with respect to Non-qualified Options: (i) no income is realized by the Optionee at the time the Option is granted; (ii) generally, at exercise, ordinary income is realized by the Optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the Optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

         SPECIAL RULES APPLICABLE TO CORPORATE INSIDERS. As a result of the rules under Section 16(b) of the Exchange Act, "insiders" (as defined in the Securities Exchange Act of 1934), depending upon the particular exemption from the provisions of Section 16(b) utilized, may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of options. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular option.

         BENEFITS. Inasmuch as awards to all participants under the Plan will be granted at the sole discretion of the Board or Committee, such benefits under the Plan are not determinable.

                                 ADOPTION OF THE
            INDEPENDENT AND NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

         On January 25, 2007, the Board of Directors of the Company adopted, and on January 25, 2007 holders of a majority of the voting power of the outstanding shares of Common Stock and Preferred Stock, voting as one class, approved, the 2007 Stock Option Plan for Independent and Non-Employee Directors (the "DIRECTORS PLAN") for the purpose of promoting the interests of the Company and its stockholders by increasing the proprietary and vested interest of such Directors in the growth and performance of the Company. A copy of the Directors Plan is attached hereto as EXHIBIT B.

         The following summary of the Directors plan is qualified in its entirety by reference to the text of the Directors Plan.

         The Directors Plan relates to a maximum of 200,000 shares of Common Stock for which options may be granted to Eligible Directors who are defined as Independent or Non-Employee

Directors. An Independent Director is defined as a director meeting the requirements of Section 10A(m) under the Securities Exchange Act of 1934 and as defined by any exchange or market on which the Common Stock is traded or is listed. A Non-Employee Director is defined by reference to its definition in Rule 16b-3 under the Securities Exchange Act.

         The Directors Plan is to be administered by the Board of Directors or a Compensation Committee of the Board, which is authorized to adopt, interpret and amend regulations under the Directors Plan.

         The Directors Plan specifies that each newly elected Independent or Non-Employee Director ("ELIGIBLE DIRECTOR") upon first election or appointment to the Board will receive options to purchase 2,000 shares and immediately following each Annual Meeting of Stockholders each director who has been an Eligible Director for more than 12 months immediately preceding and including such meeting and the Chairman of the Board, if an Eligible Director, for the same period shall be granted an additional option to purchase 3,000 shares.

         The exercise price of an option is to be at Fair Market Value, which shall be the closing sales price on the date of grant as reported on the national securities exchange, electronic trading market, other-dealer quotation, or Electronic Bulletin Board or the over-the-counter market on which the Common Stock shall then be traded. Payment shall be made in cash or unless otherwise determined by the Board of Directors, in shares of Common Stock with a Fair Market Value equaled to the exercise price.

         The option may be exercised in whole or in part during the period commencing on the first anniversary of the grant date and ending on the date of termination of the option, which is the earlier of a date one year from the date the Optionee is no longer a Director or ten years from the date of grant.

         The Directors Plan provides for adjustment in the exercise price and shares subject to the Directors Plan and outstanding options in the event of a stock split, stock dividend, subdivision or combination of the Common Stock or change in corporate structure.

         The financial  treatment of options  granted  under the Directors  Plan will be the same as the treatment of options granted under the Company's 2007 Stock Option Plan (see "Adoption of the 2007 Stock Option Plan").



                            RATIFICATION OF AUDITORS

         The Board of Directors appointed, and the holders of a majority of the voting power of the outstanding shares of Common Stock and Preferred Stock, voting as one class, ratified the appointment of, Miller, Ellin & Co., LLP ("MILLER ELLIN") as independent auditors of the Company for its financial statements for the fiscal year ending August 31, 2007. Miller Ellin has audited the consolidated financial statements of the Company since 2005.

         Stockholder ratification of the appointment is not required by the Company's Certificate of Incorporation or By-laws or otherwise. The Board of
Directors in its discretion may direct the appointment of a different independent accounting firm if the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

AUDITOR FEES

         The following is a description of the fees paid by the Company to Miller Ellin during the fiscal year ended August 31, 2006:

         AUDIT FEES. The Company paid fees of approximately $110,000 to Miller Ellin in connection with its audit of the Company's financial statements for the fiscal year ended August 31, 2006, and its review of the Company's interim financial statements included in the Company's Quarterly Reports on Form 10-Q during the fiscal year ended August 31, 2006.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The Company did not engage Miller Ellin during the year to provide advice to the Company regarding financial information systems design and implementation.

         OTHER FEES. The Company did not pay any fee to Miller Ellin to perform non-audit services during the year.

                                  ANNUAL REPORT

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10KSB TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED AUGUST 31, 2006, INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS INFORMATION STATEMENT.

                       WHERE YOU CAN FIND MORE INFORMATION

         The Company files reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended. The SEC maintains an Internet world wide web site that provides access, without charge, to reports, proxy statements and other information about issuers, like SheerVision, who file electronically with the SEC. The address of that site is http://www.sec.gov.

         You also may obtain copies of these materials by mail from the Public Reference Section of the Securities and Exchange Commission, 100 F Street, N.E., Room 1580 Washington, D.C, 20549, at prescribed rates. These materials are also available from the SEC in person at any one of its public reference rooms. Please call the SEC at l-800-SEC-0330 for further information on its public reference rooms. You may read and copy this information at the following location of the SEC:

                  Public Reference Room
                  100 F Street, N.E.
                  Room 1580
                  Washington, D.C. 20549

         You can also obtain,  without  charge,  reports,  proxy  statements and other  information  about the Company,  by  contacting:  Suzanne  Puente,  Attn:
Assistant   Corporate   Secretary,   telephone:   (310)   265-8918,   facsimile:
310-265-8919.


March 13, 2007                               By order of the Board of Directors,

                                             /s/ SUZANNE LEWSADDER
                                             -----------------------------------
                                             Suzanne Lewsadder
                                             Chief Executive Officer

                                                                       EXHIBIT A



                                SHEERVISION INC.

                             2007 STOCK OPTION PLAN


         1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a)      "ADMINISTRATOR"   means  the  Board  or  any  of  its
Committees as shall be administering the Plan in accordance with Section 4 hereof.

                  (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

                  (c)      "BOARD"  means the Board of Directors of the Company.

                  (d) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (e) "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

                  (f) "COMMON STOCK" means the Common Stock, par value $0.001 per share, of the Company.

                  (g)      "COMPANY"   means   SheerVision   Inc.,   a  Delaware
corporation.

                  (h) "CONSULTANT" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting services to such entity.

                  (i) "DIRECTOR" means a member of the Board of Directors of the Company.

                  (j) "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (m) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                           (i)      If  the  Common   Stock  is  listed  on  any
established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                           (ii)     If the Common Stock is regularly quoted by a
recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                           (iii)    In the absence of an established  market for
the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (o) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

                  (p) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (q) "OPTION" means a stock option granted pursuant to the Plan.

                  (r) "OPTION AGREEMENT" means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (s) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

                  (t) "OPTIONED STOCK" means the Common Stock subject to an Option or a Stock Purchase Right.

                  (u) "OPTIONEE" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

                  (v) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (w)      "PLAN" means this 2007 Stock Option Plan.

                  (x) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

                  (y) "SERVICE PROVIDER" means an Employee, Consultant or other service provider.

                  (z) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 12 below.

                  (aa) "STOCK PURCHASE RIGHT" means a right to purchase Common Stock pursuant to Section 11 below.

                  (bb)     "SUBSIDIARY"   means  a   "subsidiary   corporation,"
whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.       STOCK  SUBJECT  TO THE  PLAN.  Subject  to the  provisions  of
Section 12 of the Plan, the maximum aggregate number of Shares that may be subject to option and sold under the Plan is 3,000,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

         If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

         4.       ADMINISTRATION OF THE PLAN.

                  (a) ADMINISTRATOR. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

                  (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

                           (i)      to determine Fair Market Value;

                           (ii)     to  select  the  Service  Providers  to whom
Options and Stock Purchase Rights may from time to time be granted hereunder;

                           (iii)    to  determine  the  number  of  Shares to be
covered by each such award granted hereunder;

                           (iv)     to approve  forms of agreement for use under
the Plan;

                           (v)      to determine  the terms and  conditions,  of
any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                           (vi)     to   determine   whether   and  under   what
circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

                           (vii)    to reduce the  exercise  price of any Option
to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

                           (viii)   to initiate an Option Exchange Program;

                           (ix)     to  prescribe,  amend and rescind  rules and
regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                           (x)      to allow  Optionees  to satisfy  withholding
tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

                           (xi)     to construe and  interpret  the terms of the
Plan and awards granted pursuant to the Plan.

                  (c) The Administrator shall make certain that all options granted under the Plan and any other awards under the Plan shall not be deferred compensation for purposes of Section 409A of the Code. The Company intends that all awards under the Plan shall fall outside the scope of Section 409A both at date of grant and at all subsequent dates.

                  (d) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

         5.       ELIGIBILITY.

                  (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

                  (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (c) Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

         6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

         7. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

         8.       OPTION EXERCISE PRICE AND CONSIDERATION.

                  (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                           (i)      In the case of an Incentive Stock Option

                                    (A)      granted to an Employee  who, at the
time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B)      granted to any other Employee,  the
per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii)     In the case of a Nonstatutory Stock Option

                                    (A)      granted to a Service  Provider who,
at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B)      granted   to  any   other   Service
Provider, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (iii)    Notwithstanding  the foregoing,  Options may
be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         9.       EXERCISE OF OPTION.

                  (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Except in the case of Options granted to Officers, Directors and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted. Unless the Administrator provides otherwise, vesting of Options granted hereunder to Officers and Directors shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) DEATH OF OPTIONEE. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         10. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. The Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11.      STOCK PURCHASE RIGHTS.

                  (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

                  (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason
(including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine. Except with respect to Shares purchased by Officers, Directors and Consultants, the repurchase option shall in no case lapse at a rate of less than 20% per year over five (5) years from the date of purchase.

                  (c)      OTHER  PROVISIONS.   The  Restricted  Stock  purchase
agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

                  (d) RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

         12.      ADJUSTMENTS  UPON CHANGES IN  CAPITALIZATION,  MERGER OR ASSET
SALE.

                  (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

                  (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or Stock Purchase Right until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

                  (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         13. TIME OF GRANTING OPTIONS AND STOCK PURCHASE RIGHTS. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

         14.      AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

                  (b)      SHAREHOLDER   APPROVAL.   The  Board   shall   obtain
shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                  (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

         15.      CONDITIONS UPON ISSUANCE OF SHARES.

                  (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         16. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         18. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

                                                                       EXHIBIT B



                                SHEERVISION INC.

                           2007 STOCK OPTION PLAN FOR
                     INDEPENDENT AND NON-EMPLOYEE DIRECTORS



1.       PURPOSE

         The purpose of the 2007 SheerVision Inc. Stock Option Plan for Independent and Non-Employee Directors (the "PLAN") is to promote the interests of SheerVision Inc., a Delaware corporation (the "COMPANY"), and its stockholders by increasing the proprietary and vested interest of independent and non-employee directors in the growth and performance of the Company by granting such directors options to purchase shares of Common Stock, par value $.001 per share (the "SHARES"), of the Company.

2.       ADMINISTRATION

         The Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "COMMITTEE"). Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee shall have no discretion with respect to the selection of directors to receive options, the number of Shares subject to any such options, the purchase price thereunder or the timing of grants of options under the Plan. The determinations of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. the validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

3.       ELIGIBILITY

         The class of individuals eligible to receive grants of options under the Plan ("ELIGIBLE DIRECTORS") shall be directors of the Company who are at least one of the following:

         (a) "INDEPENDENT DIRECTORS", a director meeting the requirements for independence set forth in Section 10A(m) under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and as required by any exchange or market on which the Common Stock trades, is admitted to trading, or is listed; or

         (b) "NON-EMPLOYEE DIRECTORS", as such term is defined in Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934. Any holder of an option granted hereunder shall hereinafter be referred to as a "Participant."

4.       SHARES SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 6, an aggregate of 200,000 Shares shall be available for issuance upon the exercise of options granted under the Plan. The Shares deliverable upon the exercise of options may be made available from authorized, but unissued, Shares or treasury Shares. If any option granted under the Plan shall terminate for any reason without having been exercised, the Shares subject to, but not delivered under, such option shall be available for other options. If any option granted under the Plan is exercised through the delivery of Shares, the number of Shares available for issuance upon the exercise of options shall be decreased by the number of Shares surrendered, to the extent permissible under Rule 16b-3.

5.       GRANT, TERMS AND CONDITIONS OF OPTIONS

         (a) Upon first election or appointment to the Board, each newly elected Eligible Director will be granted an option to purchase 2,000 Shares.

         (b) Immediately following each Annual Stockholders Meeting, commencing with the meeting following the close of fiscal year 2005, an Eligible Director serving as Chairman of the Board, who has been an Eligible Director for more than the 12 months immediately preceding and including such meeting, will be granted an option to purchase 3,500 Shares; and each Eligible Director, who has been an Eligible Director for more than the 12 months immediately preceding and including such meeting, will be granted an option to purchase 3,000 Shares.

         (c) The options granted will be nonstatutory stock options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and shall have the following terms and conditions:

                  (i) PRICE. The purchase price per Share deliverable upon the exercise of each option shall be 100% of the Fair Market Value per Share on the date the option is granted. For purposes of this Plan, Fair Market Value shall be the closing sales price as reported on the Nasdaq National Market or such other national securities exchange, inter-dealer quotation system or electronic bulletin board or over the counter market as the Company's Common Stock shall then be traded on the date in question, or, if the Shares shall not have traded on such date, the closing sales price on the first date prior thereto on which the Shares were so traded.

                  (ii) PAYMENT. Options may be exercised only upon payment of the purchase price thereof in full. Such payment shall be made in cash or, unless otherwise determined by the Board, in Shares, which shall have a Fair Market Value (determined in accordance with the rules of paragraph (i) above) at least equal to the aggregate exercise price of the Shares being purchased, or a combination of cash and Shares.

                  (iii) EXERCISABILITY AND TERM OF OPTIONS. Options shall be exercisable in whole or in part at all times during the period beginning on the date which is the first anniversary of the date of grant until the earlier of ten years from the date of grant (unless otherwise specified in the option) and the expiration of the one year period provided in paragraph (iv) below.

                  (iv) TERMINATION OF SERVICE AS ELIGIBLE DIRECTOR. Upon termination of a participant's service as a Director for any reason, all outstanding options shall be exercisable in whole or in part for a period of one year from the date upon which the participant ceases to be a Director, provided that in no event shall the options be exercisable beyond the period provided for in paragraph (iii) above.

                  (v) NONTRANSFERABILITY OF OPTIONS. No option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant otherwise than by will or the laws of descent and distribution, and during the lifetime of the participant to whom an option is granted it may be exercised only by the participant or by the participant's guardian or legal representative. Notwithstanding the foregoing, options may be transferred pursuant to a qualified domestic relations order.

                  (vi)     LISTING  AND  REGISTRATION.   Each  option  shall  be
         subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the Shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of Shares thereunder, no such option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board.

                  (vii) OPTION AGREEMENT. Each option granted hereunder shall be evidenced by an agreement with the Company which shall contain the terms and provisions set forth herein and shall otherwise be consistent with the provisions of the Plan.

6.       ADJUSTMENT OF AND CHANGES IN SHARES

         In the event of a stock split, stock dividend, subdivision or combination of the Shares or other change in corporate structure affecting the Shares, the number of Shares authorized by the Plan shall be increased or decreased proportionately, as the case may be, and the number of Shares subject to any outstanding option shall be increased or decreased proportionately, as the case may be, with appropriate corresponding adjustment in the purchase price per Share thereunder.

7.       NO RIGHTS OF STOCKHOLDERS

         Neither a Participant nor a Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company in respect of any Shares purchasable upon the exercise of any option, in whole or in part, unless and until certificates for such Shares shall have been issued.

8.       PLAN AMENDMENTS

         The Plan may be amended by the Board, as it shall deem advisable or to conform to any change in any law or regulation applicable thereto; provided, that the Board may not, without the authorization and approval of stockholders of the Company: (i) increase the number of Shares which may be purchased pursuant to options hereunder, either individually or in the aggregate, except as permitted by Section 6, (ii) change the requirement of
Section 5(c) that option grants be priced at Fair Market Value, except as permitted by Section 6, (iii) modify in any respect the class of individuals who constitute Eligible Directors or (iv) materially increase the benefits accruing to Participants hereunder. The provisions of Sections 3 and/or 5 may not be amended more often than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules under either such statute.

9.       SECTION 409A

         The Committee shall make certain that all options granted under the Plan shall not be deferred compensation for purposes of Section 409A of the Code. The Company intends that all awards under the Plan shall fall outside the scope of Section 409A both at date of grant and all subsequent dates.

10.      EFFECTIVE DATE AND DURATION OF PLAN

         The Plan shall become effective upon the adoption by the Board so long as it is approved by Stockholders at any time within 12 months after the adoption of the Plan by the Board. The Plan shall terminate the day following the tenth Annual Stockholders Meeting at which Directors are elected succeeding the Annual Stockholders Meeting at which the Plan was approved by Stockholders, unless the Plan is extended or terminated at an earlier date by Stockholders or is terminated by exhaustion of the Shares available for issuance hereunder.